UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  30549



                                FORM 8-K



                             CURRENT REPORT
             Pursuant to Section 13 or 15(d) of THE SECURITIES
                          EXCHANGE ACT of 1934

      Date of Report (Date of earliest event reported) December 23, 1997


                              Pages, Inc.
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                    Commission File Number  0-107475

     Incorporated - Delaware   IRS Identification Number   34-1297143


           801 94th Avenue North, St. Petersburg, Florida  33702

     Registrant's telephone number, including area code (813) 578-3300

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Item 4.  Changes in Registrant's Certifying Accountant.

	(a) Previous Independent Accountants previously filed in Form 8-K dated July 17, 1997.

	(b) New Independent Accountants

On December 17, 1997, Pages Inc. engaged the firm of Hauser + Taylor, 41 E. Broad Street, Suite 1200, Columbus, Ohio, as its independent accountants.

During the Company's two most recent fiscal years, and during the subsequent interim period, the Company did not consult with Hauser + Taylor regarding any application of accounting principles to a specified transaction either completed, or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either subject of a disagreement (as defined in paragraph 304(a)(i)(iv) of Reg.
229.304 and the related instructions), or a reportable event (as defined in paragraph 304(a)(i)(iv) of Reg. 229.304).


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Item 7.  Financial Statements and Exhibits.

	(a) Financial Statements of Business Acquired

	     Not applicable.

	(b) Pro Forma Financial Information

	     Not applicable.

	(c) Exhibits

	     None.

                                Signatures

	Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.


						Pages, Inc.

Date: July 17, 1997				          By: /s/ Steven L. Canan
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						                                   Steven L. Canan, CFO